EXHIBIT 32.1

CERTIFICATION
OF PERIODIC REPORT

I, Donald Lynn Collins,
Chairman and Chief Executive Officer of Collins Industries, Inc., certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section
1350, that:

(1) The Quarterly Report on
Form 10-Q of the Company for the quarterly period ended July 31, 2003 (the
"Report") fully complies with the requirements of Section 13(a) or
15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information
contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

   Dated:

   September 3, 2003

   By

   /s/
  Donald Lynn Collins

   Donald
  Lynn Collins, President

   and
  Chief Executive Officer

[A signed original
of this written statement required by Section 906 has been provided to Collins
Industries, Inc. and will be retained by Collins Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]